Consent of Independent Registered Public Accounting Firm

To the Board of Trustees of

The Trusts listed in Appendix A:

We consent to the use of our reports, dated as listed in Appendix A, on the financial statements of the Funds listed in Appendix A as of their respective years ended listed in Appendix A, each incorporated herein by reference.

/s/ KPMG LLP

Denver, Colorado
January 24, 2020

Appendix A:

Fund	Trust/Series	Audit Report Date	KPMG Report Date
Invesco Oppenheimer Dividend Opportunity Fund	AIM Equity Funds (Invesco Equity Funds)	4/30/2019	6/25/2019

Invesco Oppenheimer Real Estate Fund	AIM Counselor Series Trust (Invesco Counselor Series Trust)	4/30/2019	6/25/2019

Invesco Oppenheimer Small Cap Value Fund	AIM Sector Funds (Invesco Sector Funds)	4/30/2019	6/25/2019

Invesco Oppenheimer International Diversified Fund	AIM Growth Series (Invesco Growth Series)	4/30/2019	6/25/2019

Oppenheimer Main Street Mid Cap Fund	AIM Growth Series (Invesco Growth Series)	6/30/2018	8/24/2018

Oppenheimer Government Cash Reserves Fund	AIM Investment Securities Funds (Invesco Investment Securities Funds)	7/31/2018	9/26/2018

Oppenheimer Ultra-Short Duration Fund	AIM Investment Securities Funds (Invesco Investment Securities Funds)	7/31/2018	9/26/2018

Oppenheimer Rochester Pennsylvania Municipal Fund	AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	7/31/2018	9/27/2018

Oppenheimer Rochester California Municipal Fund	AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	7/31/2018	9/27/2018

Oppenheimer Capital Income Fund	AIM Investment Funds (Invesco Investment Funds)	8/31/2018	10/25/2018

Oppenheimer Limited-Term Bond Fund	AIM Investment Securities Funds (Invesco Investment Securities Funds)	8/31/2018	10/25/2018

Oppenheimer Intermediate Term Municipal Fund	AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	9/30/2018	11/21/2018

Oppenheimer Limited Term Government Fund	AIM Investment Securities Funds (Invesco Investment Securities Funds)	9/30/2018	11/21/2018

Oppenheimer Rochester Short Duration High Yield Municipal Fund	AIM Counselor Series Trust (Invesco Counselor Series Trust)	9/30/2018	11/21/2018

Oppenheimer Equity Income Fund	AIM Counselor Series Trust (Invesco Counselor Series Trust)	10/31/2018	12/21/2018

Oppenheimer Global Multi-Asset Income Fund	AIM Investment Funds (Invesco Investment Funds)	10/31/2018	12/21/2018

Oppenheimer Macquarie Global Infrastructure Fund	AIM Investment Funds (Invesco Investment Funds)	10/31/2018	12/21/2018

Oppenheimer Mid Cap Value Fund	AIM Growth Series (Invesco Growth Series)	10/31/2018	12/21/2018

Oppenheimer Discovery Mid Cap Growth Fund	AIM Investment Funds (Invesco Investment Funds)	10/31/2018	12/21/2018

Oppenheimer Rochester Municipals Fund	AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	12/31/2018	2/22/2019

Oppenheimer Portfolio Series: Moderate Investor Fund	AIM Growth Series (Invesco Growth Series)	1/31/2019	3/25/2019